UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
February 17, 2026
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 17, 2026, Jean S. Blackwell informed the Nominating & Governance Committee of the Board of Directors (the “Board”) of Ingevity Corporation (the “Company”) that she will not stand for election at the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). Ms. Blackwell will continue to serve as a director through the date of the 2026 Annual Meeting. Her decision not to stand for election at the 2026 Annual Meeting did not result from any disagreement with the Company on any matter relating to its operations, policies or practices.

Daniel F. Sansone will not stand for election at the 2026 Annual Meeting in accordance with the retirement age policy included in the Company’s Corporate Governance Guidelines.

Upon the recommendation of the Nominating & Governance Committee of the Board, on February 17, 2026, the Board approved a decrease in the size of the Board to nine directors effective as of the date of the 2026 Annual Meeting.

A copy of the press release announcing the changes to the Board is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated February 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ MARY DEAN HALL
Mary Dean Hall
Executive Vice President and Chief Financial Officer
Date: February 23, 2026